Exhibit 99.3

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Review

September 2012

Table of Contents

Quarterly Key Statistics	1

Year To Date Key Statistics	2

Key Statistics Footnotes	3

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin Analysis	8 - 9

Selected Quarterly Income Statement Data	10 - 11

Quarterly Mortgage Banking Income	12

Quarterly Credit Reserves Analysis	13

Quarterly Net Charge-Off Analysis	14

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	15

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	16

Quarterly Common Stock Summary, Capital, and Other Data	17

Consolidated Year To Date Average Balance Sheets	18

Consolidated Year To Date Net Interest Margin Analysis	19 - 20

Selected Year To Date Income Statement Data	21 - 22

Year To Date Mortgage Banking Income	23

Year To Date Credit Reserves Analysis	24

Year To Date Net Charge-Off Analysis	25

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	26

Year To Date Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	27

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I definition, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in Generally Accepted Accounting Principles (“GAAP”) or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in this press release in their entirety, and not to rely on any single financial measure.

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Key Statistics(1)

(Unaudited)

	2012		2011	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Third	Second	Third	2Q12	3Q11
Net interest income	$430,298	$428,962	$406,478	—%	6%
Provision for credit losses	37,004	36,520	43,586	1	(15)
Noninterest income	261,067	253,819	258,559	3	1
Noninterest expense	458,303	444,269	439,118	3	4

Income before income taxes	196,058	201,992	182,333	(3)	8
Provision for income taxes	28,291	49,286	38,942	(43)	(27)

Net income	$167,767	$152,706	$143,391	10%	17%

Dividends on preferred shares	7,983	7,984	7,703	—	4

Net income applicable to common shares	$159,784	$144,722	$135,688	10%	18%

Net income per common share - diluted	$0.19	$0.17	$0.16	12%	19%
Cash dividends declared per common share	0.04	0.04	0.04	—	—
Book value per common share at end of period	6.34	6.13	5.83	3	9
Tangible book value per common share at end of period	5.71	5.49	5.17	4	10
Average common shares - basic	857,871	862,261	863,911	(1)	(1)
Average common shares - diluted	863,588	867,551	867,633	—	—
Return on average assets	1.19%	1.10%	1.05%
Return on average common shareholders’ equity	11.9	11.1	10.8
Return on average tangible common shareholders’ equity(2)	13.9	13.1	13.0
Net interest margin(3)	3.38	3.42	3.34
Efficiency ratio(4)	64.5	62.8	63.5
Effective tax rate	14.4	24.4	21.4
Average loans and leases	$40,119,938	$41,178,520	$39,297,235	(3)	2
Average loans and leases - linked quarter annualized growth rate	(10.3)%	20.8%	7.9%
Average earning assets	$51,330,241	$51,050,479	$48,777,430	1	5
Average total assets	56,138,175	55,837,396	54,192,913	1	4
Average core deposits(5)	43,763,695	42,780,749	39,957,440	2	10
Average core deposits - linked quarter annualized growth rate	9.2%	13.5%	8.7%
Average shareholders’ equity	$5,730,951	$5,617,615	$5,332,493	2	7
Total assets at end of period	56,443,000	56,622,959	54,978,707	—	3
Total shareholders’ equity at end of period	5,807,604	5,649,231	5,400,479	3	8
Net charge-offs (NCOs)	105,095	84,245	90,555	25	16
NCOs as a % of average loans and leases	1.05%	0.82%	0.92%
Nonaccrual loans and leases (NALs)	$445,046	$474,166	$565,003	(6)	(21)
NAL ratio	1.11%	1.19%	1.45%
Nonperforming assets (NPAs)(6)	$509,728	$523,250	$613,981	(3)	(17)
NPA ratio(6)	1.26%	1.31%	1.57%
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.96	2.15	2.61
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	2.09	2.28	2.71
ACL as a % of NALs	189	192	187
ACL as a % of NPAs	165	174	172
Tier 1 leverage ratio(7)	10.29	10.34	10.24
Tier 1 common risk-based capital ratio(7)	10.28	10.08	10.17
Tier 1 risk-based capital ratio(7)	11.88	11.93	12.37
Total risk-based capital ratio(7)	14.36	14.42	15.11
Tangible common equity / risk-weighted assets ratio(7)	10.14	9.85	10.08
Tangible equity / tangible assets ratio(8)	9.43	9.10	8.88
Tangible common equity / tangible assets ratio(9)	8.74	8.41	8.22

See Notes to the Year to Date and Quarterly Key Statistics.

HUNTINGTON BANCSHARES INCORPORATED

Year to Date Key Statistics(1)

(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2012	2011	Amount	Percent
Net interest income	$1,276,469	$1,214,145	$62,324	5%
Provision for credit losses	107,930	128,768	(20,838)	(16)
Noninterest income	800,206	751,271	48,935	7
Noninterest expense	1,365,248	1,298,226	67,022	5

Income before income taxes	603,497	538,422	65,075	12
Provision for income taxes	129,754	122,667	7,087	6

Net Income	$473,743	$415,755	$57,988	14%

Dividends on preferred shares	24,016	23,110	906	4

Net income applicable to common shares	$449,727	$392,645	$57,082	15%

Net income per common share - diluted	$0.52	$0.45	$0.07	16%
Cash dividends declared per common share	0.12	0.06	0.06	100
Average common shares - basic	861,543	863,542	(1,999)	—
Average common shares - diluted	866,768	867,446	(678)	—
Return on average assets	1.14%	1.04%
Return on average common shareholders’ equity	11.5	10.9
Return on average tangible common shareholders’ equity(2)	13.5	13.2
Net interest margin(3)	3.40	3.39
Efficiency ratio(4)	63.7	63.6
Effective tax rate	21.5	22.8
Average loans and leases	$40,147,614	$38,647,550	$1,500,063	4
Average earning assets	50,717,991	48,381,447	2,336,544	5
Average total assets	55,546,026	53,446,679	2,099,348	4
Average core deposits(5)	42,647,918	39,448,587	3,199,331	8
Average shareholders’ equity	5,614,026	5,167,607	446,420	9
Net charge-offs (NCOs)	272,332	353,172	(80,840)	(23)
NCOs as a % of average loans and leases	0.90%	1.22%

See Notes to the Year to Date and Quarterly Key Statistics.

Notes to the Year to Date and Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)	NPAs include residential real estate owned acquired as part of the FDIC-assisted Fidelity Bank acquisition.
(7)	September 30, 2012, figures are estimated.
(8)

Tangible equity (total equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(9)

Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

				Change
	2012	2011		September ‘12 vs ‘11
(dollar amounts in thousands, except number of shares)	September 30,	December 31,	September 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$797,601	$1,115,968	$2,190,276	$(1,392,675)	(64)%
Interest-bearing deposits in banks	65,635	90,943	105,454	(39,819)	(38)
Trading account securities	91,970	45,899	85,711	6,259	7
Loans held for sale	1,852,919	1,618,391	334,606	1,518,313	454
Available-for-sale and other securities	7,778,568	8,078,014	8,713,530	(934,962)	(11)
Held-to-maturity securities	1,582,150	640,551	658,250	923,900	140
Loans and leases(1)	40,260,417	38,923,783	39,011,894	1,248,523	3
Allowance for loan and lease losses	(789,142)	(964,828)	(1,019,710)	230,568	(23)

Net loans and leases	39,471,275	37,958,955	37,992,184	1,479,091	4

Bank owned life insurance	1,586,902	1,549,783	1,537,923	48,979	3
Premises and equipment	590,750	564,429	543,324	47,426	9
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	143,804	175,302	188,477	(44,673)	(24)
Accrued income and other assets	2,037,158	2,168,149	2,184,704	(147,546)	(7)

Total assets	$56,443,000	$54,450,652	$54,978,707	$1,464,293	3%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$46,741,286	$43,279,625	$43,219,727	$3,521,559	8%
Short-term borrowings	1,259,771	1,441,092	2,224,986	(965,215)	(43)
Federal Home Loan Bank advances	9,406	362,972	14,157	(4,751)	(34)
Other long-term debt	185,613	1,231,517	1,421,518	(1,235,905)	(87)
Subordinated notes	1,306,273	1,503,368	1,537,293	(231,020)	(15)
Accrued expenses and other liabilities	1,133,047	1,213,978	1,160,547	(27,500)	(2)

Total liabilities	50,635,396	49,032,552	49,578,228	1,057,168	2

Shareholder’s equity
Preferred stock - authorized 6,617,808 shares- Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	—	23,785	100
Common stock - Par value of $0.01	8,567	8,656	8,652	(85)	(1)
Capital surplus	7,551,509	7,596,809	7,594,090	(42,581)	(1)
Less treasury shares, at cost	(10,817)	(10,255)	(10,161)	(656)	6
Accumulated other comprehensive loss	(84,542)	(173,763)	(80,404)
Retained earnings	(2,043,405)	(2,389,639)	(2,474,205)	430,800	(17)

Total shareholders’ equity	5,807,604	5,418,100	5,400,479	407,125	8

Total liabilities and shareholders’ equity	$56,443,000	$54,450,652	$54,978,707	$1,464,293	3%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	856,748,584	865,584,517	865,204,511
Common shares outstanding	855,485,376	864,406,152	864,074,883
Treasury shares outstanding	1,263,208	1,178,365	1,129,628
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	362,507

(1)	See page 5 for detail of loans and leases.
(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

	2012						2011
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$16,478	41%	$16,322	41%	$15,838	39%	$14,699	38%	$13,939	36%
Commercial real estate:
Construction	541	1	591	1	597	1	580	1	520	1
Commercial	4,956	12	5,317	13	5,443	13	5,246	13	5,414	14

Commercial real estate	5,497	13	5,908	14	6,040	14	5,826	14	5,934	15

Total commercial	21,975	54	22,230	55	21,878	53	20,525	52	19,873	51

Consumer:
Automobile	4,276	11	3,808	10	4,787	12	4,458	11	5,558	14
Home equity	8,381	21	8,344	21	8,261	20	8,215	21	8,079	21
Residential mortgage	5,192	13	5,123	13	5,284	13	5,228	13	4,986	13
Other consumer	436	1	454	1	469	2	498	3	516	1

Total consumer	18,285	46	17,729	45	18,801	47	18,399	48	19,139	49

Total loans and leases	$40,260	100%	$39,959	100%	$40,679	100%	$38,924	100%	$39,012	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,656	31%	$12,714	32%	$12,432	31%	$12,361	32%	$12,183	31%
Regional and Commercial Banking	10,463	26	10,420	26	9,936	24	9,134	23	8,723	22
AFCRE	11,019	27	10,892	27	11,698	29	11,375	29	12,318	32
WGH	6,053	16	5,904	15	5,968	14	5,952	16	5,713	15
Treasury / Other	69	—	29	—	645	2	102	—	75	—

Total loans and leases	$40,260	100%	$39,959	100%	$40,679	100%	$38,924	100%	$39,012	100%

	2012						2011
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:
Retail and Business Banking	$12,703	32%	$12,977	32%	$12,420	32%	$12,302	31%	$12,126	31%
Regional and Commercial Banking	10,427	26	10,229	25	9,250	24	8,902	23	8,495	22
AFCRE	10,949	27	11,891	29	11,468	29	12,496	32	13,101	33
WGH	5,993	15	6,007	14	5,920	15	5,731	14	5,522	14
Treasury / Other	48	—	75	—	87	—	87	—	53	—

Total loans and leases	$40,120	100%	$41,179	100%	$39,145	100%	$39,518	100%	$39,297	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

Huntington Bancshares Incorporated

Deposits Composition

	2012						2011
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)
Ending Balances by Type:
Demand deposits - noninterest-bearing	$12,680	27%	$12,324	27%	$11,797	26%	$11,158	26%	$9,502	22%
Demand deposits - interest-bearing	5,909	13	6,060	13	6,126	14	5,722	13	5,763	13
Money market deposits	14,926	32	13,756	30	13,169	29	13,117	30	13,759	32
Savings and other domestic deposits	4,949	11	4,961	11	4,954	11	4,698	11	4,711	11
Core certificates of deposit	5,817	12	6,508	14	6,920	15	6,513	15	7,084	16

Total core deposits	44,281	95	43,609	95	42,966	95	41,208	95	40,819	94
Other domestic deposits of $250,000 or more	352	1	260	1	325	1	390	1	421	1
Brokered deposits and negotiable CDs	1,795	4	1,888	4	1,276	3	1,321	3	1,535	4
Deposits in foreign offices	313	—	319	—	442	1	361	1	445	1

Total deposits	$46,741	100%	$46,076	100%	$45,009	100%	$43,280	100%	$43,220	100%

Total core deposits:
Commercial	$19,207	43%	$18,324	42%	$17,101	40%	$16,366	40%	$15,526	38%
Consumer	25,074	57	25,285	58	25,865	60	24,842	60	25,293	62

Total core deposits	$44,281	100%	$43,609	100%	$42,966	100%	$41,208	100%	$40,819	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,220	60%	$28,348	62%	$27,935	62%	$27,536	64%	$28,095	65%
Regional and Commercial Banking	6,205	13	5,333	12	4,748	11	4,683	11	4,173	10
AFCRE	922	2	907	2	914	2	881	2	817	2
WGH	9,816	22	9,782	20	9,632	21	9,115	21	9,013	21
Treasury / Other(1)	1,578	3	1,706	4	1,780	4	1,065	2	1,122	2

Total deposits	$46,741	100%	$46,076	100%	$45,009	100%	$43,280	100%	$43,220	100%

	2012						2011
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:
Retail and Business Banking	$28,248	61%	$28,260	63%	$27,452	63%	$27,835	64%	$28,290	67%
Regional and Commercial Banking	5,715	12	4,762	11	4,680	11	4,467	10	3,902	9
AFCRE	942	2	855	2	811	2	802	2	796	2
WGH	9,735	21	9,783	21	9,450	22	9,406	21	8,243	20
Treasury / Other(1)	1,658	4	1,197	3	1,072	2	1,093	3	1,047	2

Total deposits	$46,298	100%	$44,857	100%	$43,465	100%	$43,603	100%	$42,278	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances					Change 3Q12 vs 3Q11
	2012			2011
(dollar amounts in millions)	Third	Second	First	Fourth	Third	Amount	Percent
Assets
Interest-bearing deposits in banks	$82	$124	$100	$107	$164	$(82)	(50)%
Trading account securities	66	54	50	81	92	(26)	(28)
Loans held for sale	1,829	410	1,265	316	237	1,592	672
Available-for-sale and other securities:
Taxable	8,014	8,285	8,171	8,065	7,902	112	1
Tax-exempt	423	387	404	409	421	2	—

Total available-for-sale and other securities	8,437	8,672	8,575	8,474	8,323	114	1
Held-to-maturity securities - taxable	796	611	632	650	665	131	20
Loans and leases:(1)
Commercial:
Commercial and industrial	16,343	16,094	14,824	14,219	13,664	2,679	20
Commercial real estate:
Construction	569	584	598	533	670	(101)	(15)
Commercial	5,153	5,491	5,254	5,425	5,441	(288)	(5)

Commercial real estate	5,722	6,075	5,852	5,958	6,111	(389)	(6)

Total commercial	22,065	22,169	20,676	20,177	19,775	2,290	12

Consumer:
Automobile	4,065	4,985	4,576	5,639	6,211	(2,146)	(35)
Home equity	8,369	8,310	8,234	8,149	8,002	367	5
Residential mortgage	5,177	5,253	5,174	5,043	4,788	389	8
Other consumer	444	462	485	511	521	(77)	(15)

Total consumer	18,055	19,010	18,469	19,342	19,522	(1,467)	(8)

Total loans and leases	40,120	41,179	39,145	39,519	39,297	823	2
Allowance for loan and lease losses	(855)	(908)	(961)	(1,014)	(1,066)	211	(20)

Net loans and leases	39,265	40,271	38,184	38,505	38,231	1,034	3

Total earning assets	51,330	51,050	49,767	49,147	48,778	2,552	5

Cash and due from banks	960	928	1,012	1,671	1,700	(740)	(44)
Intangible assets	597	609	613	625	639	(42)	(7)
All other assets	4,106	4,158	4,225	4,221	4,142	(36)	(1)

Total assets	$56,138	$55,837	$54,656	$54,650	$54,193	$1,945	4%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$12,329	$12,064	$11,273	$10,716	$8,719	$3,610	41%
Demand deposits - interest-bearing	5,814	5,939	5,646	5,570	5,573	241	4
Money market deposits	14,515	13,182	13,141	13,594	13,321	1,194	9
Savings and other domestic deposits	4,975	4,978	4,817	4,706	4,752	223	5
Core certificates of deposit	6,131	6,618	6,510	6,769	7,592	(1,461)	(19)

Total core deposits	43,764	42,781	41,387	41,355	39,957	3,807	10
Other domestic deposits of $250,000 or more	300	298	347	405	387	(87)	(22)
Brokered deposits and negotiable CDs	1,878	1,421	1,301	1,410	1,533	345	23
Deposits in foreign offices	356	357	430	434	401	(45)	(11)

Total deposits	46,298	44,857	43,465	43,604	42,278	4,020	10
Short-term borrowings	1,329	1,391	1,512	1,728	2,251	(922)	(41)
Federal Home Loan Bank advances	107	626	419	29	285	(178)	(62)
Subordinated notes and other long-term debt	1,638	2,251	2,652	2,866	3,030	(1,392)	(46)

Total interest-bearing liabilities	37,043	37,061	36,775	37,511	39,125	(2,082)	(5)

All other liabilities	1,035	1,094	1,116	978	1,017	18	2
Shareholders’ equity	5,731	5,618	5,492	5,445	5,332	399	7

Total liabilities and shareholders’ equity	$56,138	$55,837	$54,656	$54,650	$54,193	$1,945	4%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2012			2011
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Assets
Interest-bearing deposits in banks	$42	$97	$12	$15	$17
Trading account securities	178	223	207	197	325
Federal funds sold and securities purchased under resale agreements	—	—	—	—	—
Loans held for sale	14,548	3,541	12,005	3,124	2,643
Available-for-sale and other securities:
Taxable	44,191	48,245	48,824	47,784	47,946
Tax-exempt	4,383	4,099	4,209	4,313	4,392

Total available-for-sale and other securities	48,574	52,344	53,033	52,097	52,338
Held-to-maturity securities - taxable	7,336	4,539	4,714	4,867	5,059
Loans and leases:
Commercial:
Commercial and industrial	162,998	162,419	150,397	145,825	144,151
Commercial real estate:
Construction	5,583	5,397	5,831	6,513	6,620
Commercial	50,704	54,554	50,750	54,220	54,429

Commercial real estate	56,287	59,951	56,581	60,733	61,049

Total commercial	219,285	222,370	206,978	206,558	205,200

Consumer:
Automobile	49,718	57,971	55,435	68,283	76,488
Home equity	89,388	89,358	88,582	89,876	89,112
Residential mortgage	51,981	54,326	53,914	54,263	53,521
Other consumer	7,991	8,522	8,992	9,416	9,951

Total consumer	199,078	210,177	206,923	221,838	229,072

Total loans and leases	418,363	432,547	413,901	428,396	434,272

Total earning assets	$489,041	$493,291	$483,872	$488,696	$494,654

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	1,013	987	845	1,182	1,458
Money market deposits	12,025	9,954	8,343	10,994	13,845
Savings and other domestic deposits	4,576	4,858	5,345	6,213	8,231
Core certificates of deposit	19,237	22,682	25,919	28,851	37,323

Total core deposits	36,851	38,481	40,452	47,240	60,857
Other domestic deposits of $250,000 or more	511	493	583	794	907
Brokered deposits and negotiable CDs	3,356	2,650	2,547	2,727	2,963
Deposits in foreign offices	164	165	197	206	258

Total deposits	40,882	41,789	43,779	50,967	64,985
Short-term borrowings	544	558	583	764	931
Federal Home Loan Bank advances	135	333	222	156	233
Subordinated notes and other long-term debt	11,928	15,902	18,144	18,305	18,369

Total interest bearing liabilities	53,489	58,582	62,728	70,192	84,518

Net interest income	$435,552	$434,709	$421,144	$418,504	$410,136

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin Analysis

(Unaudited)

	Average Rates (2)
	2012			2011
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Assets
Interest-bearing deposits in banks	0.21%	0.31%	0.05%	0.06%	0.04%
Trading account securities	1.07	1.64	1.65	0.97	1.41
Loans held for sale	3.18	3.46	3.80	3.96	4.46
Available-for-sale and other securities:
Taxable	2.21	2.33	2.39	2.37	2.43
Tax-exempt	4.15	4.23	4.17	4.22	4.17

Total available-for-sale and other securities	2.30	2.41	2.47	2.46	2.52
Held-to-maturity securities - taxable	3.69	2.97	2.98	2.99	3.04
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.90	3.99	4.01	4.01	4.13
Commercial real estate:
Construction	3.84	3.66	3.85	4.78	3.87
Commercial	3.85	3.93	3.82	3.91	3.91

Commercial real estate	3.85	3.89	3.82	3.99	3.91

Total commercial	3.89	3.97	3.96	4.01	4.06

Consumer:
Automobile	4.87	4.68	4.87	4.80	4.89
Home equity	4.27	4.30	4.30	4.41	4.45
Residential mortgage	4.02	4.14	4.17	4.30	4.47
Other consumer	7.16	7.42	7.47	7.32	7.57

Total consumer	4.40	4.43	4.49	4.57	4.68

Total loans and leases	4.12	4.18	4.21	4.28	4.37

Total earning assets	3.79%	3.89%	3.91%	3.95%	4.02%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits - interest-bearing	0.07	0.07	0.06	0.08	0.10
Money market deposits	0.33	0.30	0.26	0.32	0.41
Savings and other domestic deposits	0.37	0.39	0.45	0.52	0.69
Core certificates of deposit	1.25	1.38	1.60	1.69	1.95

Total core deposits	0.47	0.50	0.54	0.61	0.77
Other domestic deposits of $250,000 or more	0.68	0.66	0.68	0.78	0.93
Brokered deposits and negotiable CDs	0.71	0.75	0.79	0.77	0.77
Deposits in foreign offices	0.18	0.19	0.18	0.19	0.26

Total deposits	0.48	0.51	0.55	0.61	0.77
Short-term borrowings	0.16	0.16	0.16	0.18	0.16
Federal Home Loan Bank advances	0.50	0.21	0.21	2.09	0.32
Subordinated notes and other long-term debt	2.91	2.83	2.74	2.56	2.43

Total interest-bearing liabilities	0.58	0.63	0.68	0.74	0.86

Net interest rate spread	3.14	3.18	3.15	3.15	3.11
Impact of noninterest-bearing funds on margin	0.24	0.25	0.25	0.23	0.22

Net interest margin	3.38%	3.42%	3.40%	3.38%	3.34%

Commercial Loan Derivative Impact

(Unaudited)

	Average Rates (2)
	2012			2011
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Commercial loans(2)(3)	3.61%	3.67%	3.69%	3.79%	3.79%
Impact of commercial loan derivatives	0.28	0.30	0.27	0.22	0.27

Total commercial - as reported	3.89%	3.97%	3.96%	4.01%	4.06%

Average 30 day LIBOR	0.24%	0.24%	0.26%	0.26%	0.21%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2012			2011		3Q12 vs 3Q11
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third	Amount	Percent
Interest income	$483,787	$487,544	$479,937	$485,216	$490,996	$(9,487)	(2)%
Interest expense	53,489	58,582	62,728	70,191	84,518	(31,029)	(37)

Net interest income	430,298	428,962	417,209	415,025	406,478	23,820	6
Provision for credit losses	37,004	36,520	34,406	45,291	43,586	(6,582)	(15)

Net interest income after provision for credit losses	393,294	392,442	382,803	369,734	362,892	30,402	8

Service charges on deposit accounts	67,806	65,998	60,292	63,324	65,184	2,622	4
Trust services	29,689	29,914	30,906	28,775	29,473	216	1
Electronic banking	22,135	20,514	18,630	18,282	32,901	(10,766)	(33)
Mortgage banking income	44,614	38,349	46,418	24,098	12,791	31,823	249
Brokerage income	16,526	19,025	19,260	18,688	20,349	(3,823)	(19)
Insurance income	17,792	17,384	18,875	17,906	17,220	572	3
Bank owned life insurance income	14,371	13,967	13,937	14,271	15,644	(1,273)	(8)
Capital markets fees	11,805	13,455	9,982	9,811	11,256	549	5
Gain on sale of loans	6,591	4,131	26,770	2,884	19,097	(12,506)	(65)
Automobile operating lease income	2,146	2,877	3,775	4,727	5,890	(3,744)	(64)
Securities gains (losses)	4,169	350	(613)	(3,878)	(1,350)	5,519	N.R.
Other income	23,423	27,855	37,088	30,464	30,104	(6,681)	(22)

Total noninterest income	261,067	253,819	285,320	229,352	258,559	2,508	1

Personnel costs	247,709	243,034	243,498	228,101	226,835	20,874	9
Outside data processing and other services	49,880	48,149	42,058	53,422	49,602	278	1
Net occupancy	27,599	25,474	29,079	26,841	26,967	632	2
Equipment	25,950	24,872	25,545	25,884	22,262	3,688	17
Deposit and other insurance expense	15,534	15,731	20,738	18,481	17,492	(1,958)	(11)
Marketing	20,178	21,365	16,776	16,379	22,251	(2,073)	(9)
Professional services	18,024	15,458	11,230	16,769	20,281	(2,257)	(11)
Amortization of intangibles	11,431	11,940	11,531	13,175	13,387	(1,956)	(15)
Automobile operating lease expense	1,619	2,183	2,854	3,362	4,386	(2,767)	(63)
OREO and foreclosure expense	4,982	4,106	4,950	5,009	4,668	314	7
Loss (Gain) on early extinguishment of debt	1,782	(2,580)	—	(9,697)	—	1,782	—
Other expense	33,615	34,537	54,417	32,548	30,987	2,628	8

Total noninterest expense	458,303	444,269	462,676	430,274	439,118	19,185	4

Income before income taxes	196,058	201,992	205,447	168,812	182,333	13,725	8
Provision for income taxes	28,291	49,286	52,177	41,954	38,942	(10,651)	(27)

Net income	$167,767	$152,706	$153,270	$126,858	$143,391	$24,376	17%

Dividends on preferred shares	7,983	7,984	8,049	7,703	7,703	280	4

Net income applicable to common shares	$159,784	$144,722	$145,221	$119,155	$135,688	$24,096	18%

Average common shares - basic	857,871	862,261	864,499	864,136	863,911	(6,040)	(1)%
Average common shares - diluted	863,588	867,551	869,164	868,156	867,633	(4,045)	(0)
Per common share
Net income - basic	$0.19	$0.17	$0.17	$0.14	$0.16	$0.03	19%
Net income - diluted	0.19	0.17	0.17	0.14	0.16	0.03	19
Cash dividends declared	0.04	0.04	0.04	0.04	0.04	—	—
Return on average total assets	1.19%	1.10%	1.13%	0.92%	1.05%	0.14	13%
Return on average common shareholders’ equity	11.9	11.1	11.4	9.3	10.8	1.1	10
Return on average tangible common shareholders’ equity(2)	13.9	13.1	13.5	11.2	13.0	0.9	7
Net interest margin(3)	3.38	3.42	3.40	3.38	3.34	0.04	1
Efficiency ratio(4)	64.5	62.8	63.8	64.0	63.5	1.0	2
Effective tax rate	14.4	24.4	25.4	24.9	21.4	(7.0)	(33)
Revenue - fully-taxable equivalent (FTE)
Net interest income	$430,298	$428,962	$417,209	$415,025	$406,478	$23,820	6%
FTE adjustment	5,254	5,747	3,935	3,479	3,658	1,596	44

Net interest income(3)	435,552	434,709	421,144	418,504	410,136	25,416	6
Noninterest income	261,067	253,819	285,320	229,352	258,559	2,508	1

Total revenue(3)	$696,619	$688,528	$706,464	$647,856	$668,695	$27,924	4%

N.R. - Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2012			2011		3Q12 vs 3Q11
(dollar amounts in thousands, except as noted)	Third	Second	First	Fourth	Third	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$40,860	$30,184	$31,304	$21,248	$15,648	$25,212	161%
Servicing fees	11,308	11,618	11,760	11,993	12,140	(832)	(7)
Amortization of capitalized servicing	(8,405)	(9,108)	(9,279)	(8,813)	(9,641)	1,236	(13)
Other mortgage banking income	4,999	4,814	4,966	3,652	3,826	1,173	31

Subtotal	48,762	37,508	38,751	28,080	21,973	26,789	122
MSR valuation adjustment(1)	(19,543)	(19,013)	9,907	(6,985)	(39,394)	19,851	(50)
Net trading gains (losses) related to MSR hedging	15,395	19,854	(2,240)	3,003	30,212	(14,817)	(49)

Total mortgage banking income	$44,614	$38,349	$46,418	$24,098	$12,791	$31,823	249%

Mortgage originations (in millions)	$1,224	$1,291	$1,157	$1,123	$953	$271	28%
Average trading account securities used to hedge MSRs (in millions)	4	4	5	6	7	(3)	(43)
Capitalized mortgage servicing rights(2)	108,074	128,297	148,349	137,435	145,277	(37,203)	(26)
Total mortgages serviced for others (in millions)(2)	15,571	15,724	15,902	15,886	16,061	(490)	(3)
MSR % of investor servicing portfolio(2)	0.69%	0.82%	0.93%	0.87%	0.90%	(0.21)%	(2,333)

Net impact of MSR hedging
MSR valuation adjustment(1)	$(19,543)	$(19,013)	$9,907	$(6,985)	$(39,394)	$19,851	(50)%
Net trading gains (losses) related to MSR hedging	15,395	19,854	(2,240)	3,003	30,212	(14,817)	(49)
Net interest income (loss) related to MSR hedging	4	(21)	(9)	(34)	17	(13)	(76)

Net gain (loss) of MSR hedging	$(4,144)	$820	$7,658	$(4,016)	$(9,165)	$5,021	(55)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2012			2011
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Allowance for loan and lease losses, beginning of period	$859,646	$913,069	$964,828	$1,019,710	$1,071,126
Loan and lease losses	(132,186)	(108,092)	(107,960)	(114,146)	(115,899)
Recoveries of loans previously charged off	27,091	23,847	24,968	30,229	25,344

Net loan and lease losses	(105,095)	(84,245)	(82,992)	(83,917)	(90,555)

Provision for loan and lease losses	34,419	36,476	31,928	35,614	45,867
Allowance of assets sold or transferred to loans held for sale	172	(5,654)	(695)	(6,579)	(6,728)

Allowance for loan and lease losses, end of period	$789,142	$859,646	$913,069	$964,828	$1,019,710

Allowance for unfunded loan commitments and letters of credit, beginning of period	$50,978	$50,934	$48,456	$38,779	$41,060
Provision for (reduction in) unfunded loan commitments and letters of credit losses	2,585	44	2,478	9,677	(2,281)

Allowance for unfunded loan commitments and letters of credit, end of period	$53,563	$50,978	$50,934	$48,456	$38,779

Total allowance for credit losses, end of period	$842,705	$910,624	$964,003	$1,013,284	$1,058,489

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.96%	2.15%	2.24%	2.48%	2.61%
Nonaccrual loans and leases (NALs)	177	181	195	178	180
Nonperforming assets (NPAs)	155	164	173	163	166
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.09%	2.28%	2.37%	2.60%	2.71%
Nonaccrual loans and leases	189	192	206	187	187
Nonperforming assets	165	174	183	172	172

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2012			2011
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$13,023	$15,678	$28,495	$10,913	$17,891
Commercial real estate:
Construction	(280)	(1,531)	(1,186)	(2,471)	1,450
Commercial	17,654	30,709	11,692	30,854	22,990

Commercial real estate	17,374	29,178	10,506	28,383	24,440

Total commercial	30,397	44,856	39,001	39,296	42,331

Consumer:
Automobile	4,019	449	3,078	4,237	3,863
Home equity	46,596	21,045	23,729	23,419	26,222
Residential mortgage	16,880	10,786	10,570	9,732	11,562
Other consumer	7,203	7,109	6,614	7,233	6,577

Total consumer	74,698	39,389	43,991	44,621	48,224

Total net charge-offs	$105,095	$84,245	$82,992	$83,917	$90,555

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.32%	0.39%	0.77%	0.31%	0.52%
Commercial real estate:
Construction	(0.20)	(1.05)	(0.79)	(1.85)	0.87
Commercial	1.37	2.24	0.89	2.27	1.69

Commercial real estate	1.21	1.92	0.72	1.91	1.60

Total commercial	0.55	0.81	0.75	0.78	0.86

Consumer:
Automobile	0.40	0.04	0.27	0.30	0.25
Home equity	2.23	1.01	1.15	1.15	1.31
Residential mortgage	1.30	0.82	0.82	0.77	0.97
Other consumer	6.49	6.15	5.45	5.66	5.05

Total consumer	1.65	0.83	0.95	0.92	0.99

Net charge-offs as a % of average loans	1.05%	0.82%	0.85%	0.85%	0.92%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2012			2011
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$109,452	$133,678	$142,492	$201,846	$209,632
Commercial real estate	148,986	219,417	205,105	229,889	257,086
Automobile	11,814	—	—	—	—
Residential mortgage	123,140	75,048	74,114	68,658	61,129
Home equity	51,654	46,023	45,847	40,687	37,156

Total nonaccrual loans and leases	445,046	474,166	467,558	541,080	565,003
Other real estate, net:
Residential(1)	23,640	21,499	31,850	20,330	18,588
Commercial	30,566	17,109	16,897	18,094	19,418

Total other real estate, net	54,206	38,608	48,747	38,424	38,006
Other NPAs (2)	10,476	10,476	10,772	10,772	10,972

Total nonperforming assets(1)	$509,728	$523,250	$527,077	$590,276	$613,981

Nonaccrual loans and leases as a % of total loans and leases	1.11%	1.19%	1.15%	1.39%	1.45%
NPA ratio(3)	1.26	1.31	1.29	1.51	1.57

	2012			2011
	Third	Second	First	Fourth	Third
Nonperforming assets, beginning of period	$523,250	$527,077	$590,276	$613,981	$652,937
New nonperforming assets(1)	210,995 (4)	221,010	134,636	189,138	153,626
Franklin impact, net	—	—	—	(534)	(349)
Returns to accruing status	(45,729)	(39,376)	(32,056)	(30,677)	(25,794)
Loan and lease losses	(78,308)	(74,546)	(75,366)	(79,117)	(79,992)
OREO losses (gains)	73	(459)	(295)	(867)	(242)
Payments	(90,535)	(63,530)	(66,609)	(91,734)	(76,510)
Sales	(10,018)	(46,926)	(23,509)	(9,914)	(9,695)

Nonperforming assets, end of period	$509,728	$523,250	$527,077	$590,276	$613,981

(1)	Residential real estate owned properties acquired in the FDIC-assisted Fidelity Bank acquisition are reflected in the above table.
(2)	Other nonperforming assets represent an investment security backed by a municipal bond.
(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)	Includes $63.0 million related to Chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2012			2011
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Accruing loans and leases past due 90 days or more:
Commercial and industrial (1)	$26,117	$19,258	$—	$—	$—
Commercial real estate (1)	45,131	38,125	—	—	—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	10,688	15,457	35,604	45,198	32,850
Home equity	21,343	18,176	19,862	20,198	20,420
Other consumer	4,940	4,539	5,091	8,253	7,755

Total, excl. loans guaranteed by the U.S. Government	108,219	95,555	60,557	73,649	61,025
Add: loans guaranteed by U.S. Government	87,463	85,678	94,560	96,703	84,413

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$195,682	$181,233	$155,117	$170,352	$145,438

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.27%	0.24%	0.15%	0.19%	0.16%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.22	0.21	0.23	0.25	0.21
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.49	0.45	0.38	0.44	0.37
Accruing troubled debt restructured loans: (2)
Commercial and industrial	$55,809	$57,008	$53,795	$54,007	$77,509
Commercial real estate	222,155	202,190	231,923	249,968	244,089
Automobile	33,719	34,460	35,521	36,573	37,371
Home equity	92,763	66,997	59,270	52,224	47,712
Residential mortgage	280,890	298,967	294,836	309,678	304,365
Other consumer	2,644	3,038	4,233	6,108	4,513

Total accruing troubled debt restructured loans	$687,980	$662,660	$679,578	$708,558	$715,559

Nonaccruing troubled debt restructured loans: (2)
Commercial and industrial	$28,859	$35,535	$26,886	$48,553	$27,410
Commercial real estate	20,284	55,022	39,606	21,968	46,854
Automobile	11,814	—	—	—	—
Home equity	7,756	374	334	369	166
Residential mortgage	83,163	28,332	29,549	26,089	20,877
Other consumer	113	113	113	113	113

Total nonaccruing troubled debt restructured loans	$151,989	$119,376	$96,488	$97,092	$95,420

(1)	All amounts represent accruing purchased impaired loans related to the FDIC-assisted Fidelity Bank acquisition. Under the applicable accounting guidance (ASC 310-30), the loans were recorded at fair value upon acquisition and remain in accruing status.
(2)	No loans related to the FDIC-assisted Fidelity Bank acquisition were considered troubled debt restructured loans at March 31, 2012.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2012			2011
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third
Common stock price, per share
High(1)	$7.200	$6.770	$6.580	$5.650	$6.740
Low(1)	6.160	5.840	5.490	4.670	4.460
Close	6.895	6.400	6.445	5.490	4.800
Average closing price	6.561	6.367	5.974	5.178	5.370
Dividends, per share
Cash dividends declared per common share	$0.04	$0.04	$0.04	$0.04	$0.04
Common shares outstanding
Average - basic	857,871	862,261	864,499	864,136	863,911
Average - diluted	863,588	867,551	869,164	868,156	867,633
Ending	855,485	858,401	864,675	864,406	864,075
Book value per common share	$6.34	$6.13	$5.97	$5.82	$5.83
Tangible book value per common share(2)	5.71	5.49	5.33	5.18	5.17
Common share repurchases
Number of shares repurchased	3,742	6,426	—	—	—

	2012			2011
(dollar amounts in millions)	September 30,	June 30,	March 31,	December 31,	September 30,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,808	$5,649	$5,550	$5,418	$5,400
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(144)	(159)	(171)	(175)	(188)
Add: related deferred tax liability(2)	50	56	60	61	66

Total tangible equity	5,270	5,102	4,995	4,860	4,834
Less: preferred equity	(386)	(386)	(386)	(386)	(363)

Total tangible common equity	$4,884	$4,716	$4,609	$4,474	$4,471

Total assets	$56,443	$56,623	$55,877	$54,451	$54,979
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(144)	(159)	(171)	(175)	(188)
Add: related deferred tax liability(2)	50	56	60	61	66

Total tangible assets	$55,905	$56,076	$55,322	$53,893	$54,413

Tangible equity / tangible asset ratio	9.43%	9.10%	9.03%	9.02%	8.88%
Tangible common equity / tangible asset ratio	8.74	8.41	8.33	8.30	8.22
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$5,720	$5,714	$5,709	$5,557	$5,488
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(363)
Trust preferred securities	(335)	(449)	(532)	(532)	(565)
REIT preferred stock	(50)	(50)	(50)	(50)	(50)

Tier 1 common	$4,949	$4,829	$4,741	$4,589	$4,510

Total risk-weighted assets(4)	$48,154	$47,890	$46,716	$45,891	$44,376
Tier 1 common risk-based capital ratio(4)	10.28%	10.08%	10.15%	10.00%	10.17%
Other capital data:
Tier 1 leverage ratio(4)	10.29	10.34	10.55	10.28	10.24
Tier 1 risk-based capital ratio(4)	11.88	11.93	12.22	12.11	12.37
Total risk-based capital ratio(4)	14.36	14.42	14.76	14.77	15.11
Tangible common equity / risk-weighted assets ratio(4)	10.14	9.85	9.86	9.75	10.08
Other data:
Number of employees (full-time equivalent)	11,731	11,417	11,166	11,245	11,473
Number of domestic full-service branches(3)	699	682	669	668	650

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes WGH offices.
(4)	September 30, 2012, figures are estimated.

Huntington Bancshares Incorporated

Consolidated Year To Date Average Balance Sheets

(Unaudited)

	YTD Average Balances
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2012	2011	Amount	Percent
Assets
Interest bearing deposits in banks	$102	$141	$(39)	(28)%
Trading account securities	57	116	(59)	(51)
Federal funds sold and securities purchased under resale agreements	—	7	(7)	(100)
Loans held for sale	1,170	279	891	319
Available-for-sale and other securities:
Taxable	8,156	8,475	(319)	(4)
Tax-exempt	405	434	(29)	(7)

Total available-for-sale and other securities	8,561	8,909	(348)	(4)
Held-to-maturity securities - taxable	680	282	398	141
Loans and leases:(1)
Commercial:
Commercial and industrial	15,756	13,387	2,369	18
Commercial real estate:
Construction	584	612	(28)	(5)
Commercial	5,299	5,676	(377)	(7)

Commercial real estate	5,883	6,288	(405)	(6)

Total commercial	21,639	19,675	1,964	10

Consumer:
Automobile	4,540	5,958	(1,418)	(24)
Home equity	8,305	7,869	436	6
Residential mortgage	5,201	4,607	594	13
Other consumer	463	539	(76)	(14)

Total consumer	18,509	18,973	(464)	(2)

Total loans and leases	40,148	38,648	1,500	4
Allowance for loan and lease losses	(908)	(1,141)	233	(20)

Net loans and leases	39,240	37,507	1,733	5

Total earning assets	50,718	48,382	2,336	5

Cash and due from banks	967	1,358	(391)	(29)
Intangible assets	606	652	(46)	(7)
All other assets	4,163	4,196	(33)	(1)

Total assets	$55,546	$53,447	$2,099	4%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$11,890	$7,958	$3,932	49%
Demand deposits - interest-bearing	5,800	5,499	301	5
Money market deposits	13,616	13,230	386	3
Savings and other domestic deposits	4,924	4,744	180	4
Core certificates of deposit	6,418	8,017	(1,599)	(20)

Total core deposits	42,648	39,448	3,200	8
Other domestic deposits of $250,000 or more	315	486	(171)	(35)
Brokered deposits and negotiable CDs	1,535	1,426	109	8
Deposits in foreign offices	381	374	7	2

Total deposits	44,879	41,734	3,145	8
Short-term borrowings	1,410	2,166	(756)	(35)
Federal Home Loan Bank advances	383	138	245	178
Subordinated notes and other long-term debt	2,179	3,266	(1,087)	(33)

Total interest-bearing liabilities	36,961	39,346	(2,385)	(6)

All other liabilities	1,081	975	106	11
Shareholders’ equity	5,614	5,168	446	9

Total liabilities and shareholders’ equity	$55,546	$53,447	$2,099	4%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin Analysis - Interest Income / Expense (1)

(Unaudited)

	YTD Interest Income /Expense
	Nine Months Ended September 30,
(dollar amounts in thousands)	2012	2011
Assets
Interest bearing deposits in banks	$151	$128
Trading account securities	608	1,265
Federal funds sold and securities purchased under resale agreements	—	5
Loans held for sale	30,094	9,174
Available-for-sale and other securities:
Taxable	141,260	160,201
Tax-exempt	12,691	14,013

Total available-for-sale and other securities	153,951	174,214
Held-to-maturity securities - taxable	16,589	6,346
Loans and leases:
Commercial:
Commercial and industrial	475,814	439,790
Commercial real estate:
Construction	16,811	16,476
Commercial	156,008	168,472

Commercial real estate	172,819	184,948

Total commercial	648,633	624,738

Consumer:
Automobile	163,124	224,928
Home equity	267,328	265,129
Residential mortgage	160,221	159,349
Other consumer	25,505	31,171

Total consumer	616,178	680,577

Total loans and leases	1,264,811	1,305,315

Total earning assets	$1,466,204	$1,496,447

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—
Demand deposits - interest-bearing	2,845	3,915
Money market deposits	30,322	43,350
Savings and other domestic deposits	14,779	26,510
Core certificates of deposit	67,838	121,179

Total core deposits	115,784	194,954
Other domestic deposits of $250,000 or more	1,587	3,698
Brokered deposits and negotiable CDs	8,553	9,761
Deposits in foreign offices	526	672

Total deposits	126,450	209,085
Short-term borrowings	1,685	2,737
Federal Home Loan Bank advances	690	669
Subordinated notes and other long-term debt	45,974	58,374

Total interest-bearing liabilities	174,799	270,865

Net interest income	$1,291,405	$1,225,582

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin Analysis

(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
	2012	2011
Fully-taxable equivalent basis(1)
Assets
Interest bearing deposits in banks	0.20%	0.12%
Trading account securities	1.42	1.46
Federal funds sold and securities purchased under resale agreements	0.29	0.09
Loans held for sale	3.43	4.39
Available-for-sale and other securities:
Taxable	2.31	2.52
Tax-exempt	4.18	4.30

Total available-for-sale and other securities	2.40	2.61
Held-to-maturity securities - taxable	3.25	3.00
Loans and leases:(3)
Commercial:
Commercial and industrial	3.97	4.33
Commercial real estate:
Construction	3.78	3.55
Commercial	3.87	3.91

Commercial real estate	3.86	3.88

Total commercial	3.94	4.19

Consumer:
Automobile	4.80	5.05
Home equity	4.29	4.49
Residential mortgage	4.11	4.61
Other consumer	7.35	7.73

Total consumer	4.44	4.79

Total loans and leases	4.17	4.48

Total earning assets	3.86%	4.14%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%
Demand deposits - interest-bearing	0.07	0.10
Money market deposits	0.30	0.44
Savings and other domestic deposits	0.40	0.75
Core certificates of deposit	1.41	2.02

Total core deposits	0.50	0.83
Other domestic deposits of $250,000 or more	0.67	1.02
Brokered deposits and negotiable CDs	0.74	0.92
Deposits in foreign offices	0.18	0.24

Total deposits	0.51	0.83
Short-term borrowings	0.16	0.17
Federal Home Loan Bank advances	0.24	0.64
Subordinated notes and other long-term debt	2.81	2.38

Total interest bearing liabilities	0.63	0.92

Net interest rate spread	3.16	3.17
Impact of noninterest-bearing funds on margin	0.25	0.22

Net interest margin	3.40%	3.39%

Commercial Loan Derivative Impact

(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
	2012	2011
Fully-taxable equivalent basis(1)
Commercial loans(2)(3)	3.65%	3.82%
Impact of commercial loan derivatives	0.28	0.37

Total commercial - as reported	3.94%	4.19%

Average 30 day LIBOR	0.22%	0.23%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Year To Date Income Statement Data(1)

(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2012	2011	Amount	Percent
Interest income	$1,451,268	$1,485,010	$(33,742)	(2)%
Interest expense	174,799	270,865	(96,066)	(35)

Net interest income	1,276,469	1,214,145	62,324	5
Provision for credit losses	107,930	128,768	(20,838)	(16)

Net interest income after provision for credit losses	1,168,539	1,085,377	83,162	8

Service charges on deposit accounts	194,096	180,183	13,913	8
Trust services	90,509	90,607	(98)	—
Electronic banking	61,279	93,415	(32,136)	(34)
Mortgage banking income	129,381	59,310	70,071	118
Brokerage income	54,811	61,679	(6,868)	(11)
Insurance income	54,051	51,564	2,487	5
Bank owned life insurance income	42,275	48,065	(5,790)	(12)
Capital markets fees	35,242	26,729	8,513	32
Gain on sale of loans	37,492	29,060	8,432	29
Automobile operating lease income	8,798	22,044	(13,246)	(60)
Securities gains (losses)	3,906	197	3,709	1,883
Other income	88,366	88,418	(52)	—

Total noninterest income	800,206	751,271	48,935	7

Personnel costs	734,241	664,433	69,808	11
Outside data processing and other services	140,087	133,773	6,314	5
Net occupancy	82,152	82,288	(136)	—
Equipment	76,367	66,660	9,707	15
Deposit and other insurance expense	52,003	59,211	(7,208)	(12)
Marketing	58,319	59,248	(929)	(2)
Professional services	44,712	53,826	(9,114)	(17)
Amortization of intangibles	34,902	40,143	(5,241)	(13)
Automobile operating lease expense	6,656	16,656	(10,000)	(60)
OREO and foreclosure expense	14,038	12,997	1,041	8
Gain on early extinguishment of debt	(798)	—	(798)	—
Other expense	122,569	108,991	13,578	12

Total noninterest expense	1,365,248	1,298,226	67,022	5

Income before income taxes	603,497	538,422	65,075	12
Provision for income taxes	129,754	122,667	7,087	6

Net income	$473,743	$415,755	$57,988	14%

Dividends on preferred shares	24,016	23,110	906	4

Net income applicable to common shares	$449,727	$392,645	$57,082	15%

Average common shares - basic	861,543	863,542	(1,999)	—%
Average common shares - diluted(2)	866,768	867,446	(678)	—
Per common share
Net income - basic	$0.52	$0.45	$0.07	16%
Net income - diluted	0.52	0.45	0.07	16
Cash dividends declared	0.12	0.06	0.06	100
Return on average total assets	1.14%	1.04%	0.10	10%
Return on average common shareholders’ equity	11.5	10.9	0.6	6
Return on average tangible common shareholders’ equity(3)	13.5	13.2	0.3	2
Net interest margin(4)	3.40	3.39	0.01	—
Efficiency ratio(5)	63.7	63.6	0.1	—
Effective tax rate	21.5	22.8	(1.3)	(6)
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,276,469	$1,214,145	$62,324	5%
FTE adjustment(4)	14,936	11,437	3,499	31

Net interest income	1,291,405	1,225,582	65,823	5
Noninterest income	800,206	751,271	48,935	7

Total revenue	$2,091,611	$1,976,853	$114,758	6%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

For all periods presented, the impact of the preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated

Year To Date Mortgage Banking Income

(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except as noted)	2012	2011	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$102,348	$46,969	$55,379	118%
Servicing fees	34,686	37,103	(2,417)	(7)
Amortization of capitalized servicing	(26,792)	(28,556)	1,764	(6)
Other mortgage banking income	14,779	11,854	2,925	25

Subtotal	125,021	67,370	57,651	86
MSR valuation adjustment(1)	(28,649)	(46,912)	18,263	(39)
Net trading gains (losses) related to MSR hedging	33,009	38,852	(5,843)	(15)

Total mortgage banking income	$129,381	$59,310	$70,071	118%

Mortgage originations (in millions)	$3,672	$2,798	$874	31%
Average trading account securities used to hedge MSRs (in millions)	4	25	(21)	(84)
Capitalized mortgage servicing rights(2)	108,074	145,277	(37,203)	(26)
Total mortgages serviced for others (in millions)(2)	15,571	16,061	(490)	(3)
MSR % of investor servicing portfolio	0.69%	0.90%	(0.21)%	(23)

Net impact of MSR hedging
MSR valuation adjustment(1)	$(28,649)	$(46,912)	$18,263	(39)%
Net trading gains (losses) related to MSR hedging	33,009	38,852	(5,843)	(15)
Net interest income related to MSR hedging	(26)	200	(226)	(113)

Net gain (loss) on MSR hedging	$4,334	$(7,860)	$12,194	(155)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Year to Date Credit Reserves Analysis

(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2012	2011
Allowance for loan and lease losses, beginning of period	$964,828	$1,249,008
Loan and lease losses	(348,238)	(443,607)
Recoveries of loans previously charged off	75,906	90,435

Net loan and lease losses	(272,332)	(353,172)

Provision for loan and lease losses	102,823	132,116
Allowance of assets sold or transferred to loan held for sale	(6,177)	(8,242)

Allowance for loan and lease losses, end of period	$789,142	$1,019,710

Allowance for unfunded loan commitments and letters of credit, beginning of period	$48,456	$42,127
Provision for (reduction in) unfunded loan commitments and letters of credit losses	5,107	(3,348)

Allowance for unfunded loan commitments and letters of credit, end of period	$53,563	$38,779

Total allowance for credit losses	$842,705	$1,058,489

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.96%	2.61%
Nonaccrual loans and leases (NALs)	177	180
Nonperforming assets (NPAs)	155	166
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.09%	2.71%
Nonaccrual loans and leases (NALs)	189	187
Nonperforming assets (NPAs)	165	172

Huntington Bancshares Incorporated

Year to Date Net Charge-Off Analysis

(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2012	2011
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$57,196	$78,786
Commercial real estate:
Construction	(2,997)	33,995
Commercial	60,055	85,723

Commercial real estate	57,058	119,718

Total commercial	114,254	198,504

Consumer:
Automobile	7,546	10,830
Home equity	91,370	78,378
Residential mortgage	38,236	46,949
Other consumer	20,926	18,511

Total consumer	158,078	154,668

Total net charge-offs	$272,332	$353,172

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.48%	0.78%
Commercial real estate:
Construction	(0.68)	7.41
Commercial	1.51	2.01

Commercial real estate	1.29	2.54

Total commercial	0.70	1.35

Consumer:
Automobile	0.22	0.24
Home equity	1.47	1.33
Residential mortgage	0.98	1.36
Other consumer	6.03	4.58

Total consumer	1.14	1.09

Net charge-offs as a % of average loans	0.90%	1.22%

Huntington Bancshares Incorporated

Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	September 30,
(dollar amounts in thousands)	2012	2011
Nonaccrual loans and leases (NALs):
Commercial and industrial	$109,452	$209,632
Commercial real estate	148,986	257,086
Automobile	11,814	—
Residential mortgage	123,140	61,129
Home equity	51,654	37,156

Total nonaccrual loans and leases	445,046	565,003
Other real estate, net:
Residential (1)	23,640	18,588
Commercial	30,566	19,418

Total other real estate, net	54,206	38,006
Other NPAs (2)	10,476	10,972

Total nonperforming assets (1)	$509,728	$613,981

Nonaccrual loans and leases as a % of total loans and leases	1.11%	1.45%
NPA ratio (3)	1.26	1.57

	Nine Months Ended September 30,
(dollar amounts in thousands)	2012	2011
Nonperforming assets, beginning of period	$590,276	$844,752
New nonperforming assets (1)	566,641 (4)	555,925
Franklin impact, net	—	(8,943)
Returns to accruing status	(117,161)	(165,109)
Loan and lease losses	(228,220)	(283,667)
OREO losses (gains)	(681)	1,638
Payments	(220,674)	(236,560)
Sales	(80,453)	(94,055)

Nonperforming assets, end of period	$509,728	$613,981

(1)	Residential real estate owned properties acquired in the FDIC-assisted Fidelity Bank acquisition are reflected in the above table.
(2)	Other nonperforming assets represent an investment security backed by a municipal bond.
(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)	Includes $63.0 million related to Chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Year to Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	September 30,
(dollar amounts in thousands)	2012	2011
Accruing loans and leases past due 90 days or more:
Commercial and industrial (1)	$26,117	$—
Commercial real estate (1)	45,131	—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	10,688	32,850
Home equity	21,343	20,420
Other consumer	4,940	7,755

Total, excl. loans guaranteed by the U.S. Government	108,219	61,025
Add: loans guaranteed by U.S. Government	87,463	84,413

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$195,682	$145,438

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.27%	0.16%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.22%	0.21%
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.49%	0.37%
Accruing troubled debt restructured loans: (2)
Commercial and industrial	$55,809	$77,509
Commercial real estate	222,155	244,089
Automobile	33,719	37,371
Home equity	92,763	47,712
Residential mortgage	280,890	304,365
Other consumer	2,644	4,513

Total accruing troubled debt restructured loans	$687,980	$715,559

Nonaccruing troubled debt restructured loans: (2)
Commercial and industrial	$28,859	$27,410
Commercial real estate	20,284	46,854
Automobile	11,814	—
Home equity	7,756	166
Residential mortgage	83,163	20,877
Other consumer	113	113

Total nonaccruing troubled debt restructured loans	$151,989	$95,420

(1)	All amounts represent accruing purchased impaired loans related to the FDIC-assisted Fidelity Bank acquisition. Under the applicable accounting guidance (ASC 310-30), the loans were recorded at fair value upon acquisition and remain in accruing status.
(2)	No loans related to the FDIC-assisted Fidelity Bank acquisition were considered troubled debt restructured loans at March 31, 2012.